UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 7, 2011

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Reference is made to Note 2 – Rate and Regulatory Matters to our financial statements under Part II, Item 8. Financial Statements and Outlook under Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, each in the Annual Report on Form 10-K for the year ended December 31, 2010, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiary Union Electric Company, doing business as Ameren Missouri (“UE”), and the Current Report on Form 8-K filed by Ameren and UE with the Securities and Exchange Commission on March 16, 2011, for a discussion of the pending judicial review and regulatory proceedings regarding the 2010 Missouri electric rate order and the 2009 Missouri electric rate order issued by the Missouri Public Service Commission (“MoPSC”).

On March 28, 2011, the Missouri Industrial Energy Consumers (“MIEC”) and the Missouri Office of Public Counsel (“MoOPC”) filed a motion with the Circuit Court of Cole County, Missouri (“Circuit Court”), which motion requested that the Circuit Court apply its December 20, 2010 Order Granting Stay Pursuant to Section 386.520 (“Stay Order”) to all UE electric customers rather than to just the four UE industrial customers (“Four Industrial Customers”) that had requested a stay as to their increased billings. This motion is similar to previous actions that were denied by the MoPSC and the Missouri Court of Appeals, Western District. If the Circuit Court granted this request, the effect would be to stay the increase authorized by the MoPSC’s 2010 Missouri electric rate order and perhaps also the increase authorized by the MoPSC’s 2009 Missouri electric rate order as to all customer billings.

On April 7, 2011, UE filed a pleading in opposition to MIEC’s and MoOPC’s motion (“Pleading”) with the Circuit Court. UE’s Pleading reiterated its position that the Stay Order applied only to the rates of the Four Industrial Customers and not to all of UE’s electric customers and further noted that even if the Stay Order was intended to apply to all of UE’s electric customers, then the bond posted by the Four Industrial Customers, which was based on their billings alone, was insufficient as a matter of law in that the existing bond failed to provide any security for the billings that would be at issue if MIEC’s and MoOPC’s motion were granted. UE argued that failure to require a sufficient bond would render any attempt to apply the Stay Order to all of UE’s electric customers invalid as a matter of law.

With respect to further judicial proceedings regarding the Stay Order and the pending judicial review proceedings regarding the 2009 and 2010 Missouri electric rate orders, UE will continue to address the merits of those orders and filings through the judicial and regulatory review processes.

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This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Warner L. Baxter
Warner L. Baxter
Chairman, President and Chief Executive Officer

Date: April 8, 2011